UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2021

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 10, 2021, 180 Life Sciences Corp. (“we”, “us” or the “Company”) held its 2021 Annual Meeting of Stockholders via live audio webcast (the “Meeting”). At the Meeting, an aggregate of 19,440,009.79 shares of voting stock, or 57.1% of our 34,030,241 total outstanding voting shares (including shares of our common stock, Class C Special Voting Shares and the Class K Special Voting Shares, which vote together as a single class) as of October 15, 2021, the record date for the Meeting (the “Record Date”), were present at (including via proxy) or were voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 19, 2021 (the “Proxy”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy.

Proposal 1	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors
Lawrence Steinman, M.D.	10,152,898.79	76,430.00	0	9,210,681.00
James N. Woody, M.D., Ph.D.	10,154,780.79	74,548.00	0	9,210,681.00
Russell T. Ray, MBA	10,157,951.79	71,377.00	0	9,210,681.00
Francis Knuettel II, MBA	10,153,374.79	75,954.00	0	9,210,681.00

Proposal 2	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the appointment of Marcum LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2021	19,320,928.79	13,294.00	105,787.00	0

As a result of the above voting, each of the four (4) Class I director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), each to serve a term of two years and until their respective successors have been elected and qualified, or until their earlier resignation or removal and proposals 2, which required the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote, was validly approved by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2021

180 LIFE SCIENCES CORP.

By:	/s/ James N. Woody, M.D., Ph.D.
	Name:	James N. Woody, M.D., Ph.D.
	Title:	Chief Executive Officer